UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2014

ALTERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Innovation Drive, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (408) 544-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 23, 2014, Altera Corporation (the "Company") issued a press release announcing its financial results for the third quarter of 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01. Other Events.
On October 20, 2014, the Company's board of directors declared a quarterly cash dividend of $0.18 per common share. The quarterly dividend will be paid on December 1, 2014 to stockholders of record on November 10, 2014.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1 Press release dated October 23, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ RONALD J. PASEK
Ronald J. Pasek Senior Vice President, Finance and Chief Financial Officer
Dated: October 23, 2014

EXHIBIT INDEX

Exhibit No.       Description

99.1	Press release dated October 23, 2014